FLAMINGO EXECUTIVE SUITES

                  CORPORATE IDENTITY LICENSE HANGING LEASE



     This Lease made this 21st day of AUGUST 2002, between "THE FLAMINGO

INVESTMENTS FAMILY LIMITED PARTNERSHIP" of the City of Las Vegas, County of

Clark, State of Nevada, herein referred to as LESSOR and " THE FLOWER VALET

AND CHRISTINE SZYMAREK INDIVIDUALLY" of Las Vegas, State of Nevada, herein referred to as LESSEE.

     In consideration of the mutual covenants contained herein, the parties agree as follows:

                                  SECTION 1

                           DECRIPTION OF PREMISES

     LESSOR hereby leases to LESSEE and the LESSEE hereby accepts from

LESSOR, the following business license premises located at 2950 EAST FLAMINGO

ROAD, SUITE B, CITY OF LAS VEGAS, COUNTY OF CLARK, STATE OF NEVADA 89121:

                       SUITE B-A1 LICENSE HANGING ONLY

                                  SECTION 2

                                    TERM

     The term of this lease is ONE YEAR (12 MONTHS)* beginning on AUGUST 22,

2002, and terminating on AUGUST 21, 2003.

*OPTION TO UPGRADE SERVICES OR TO OFFICE SPACE DURING TERM OF LEASE.

                                  SECTION 3

                                    RENT

     The minimum total rental under this lease is ONE HUNDRED AND EIGHTY

DOLLARS ($180.00), which is based on $15.00 per month x 12 months. LESSEE shall pay the entire base rent in advance upon execution of this lease and

LESSOR hereby acknowledges receipt thereof.

     In the event that the Lessor sells, assigns or transfers this Lease and the security deposit, the Lessor is released and relieved of any liabilities,

covenants, conditions or obligations, express or implied, herein contained in favor of the Lessee and any disputes relating to said security deposit or

Lessee's rights hereunder do not join or involve the original Lessor and

Lessee agrees to look solely to the successor in interest of Lessor in and to this lease. Lessee agrees to altorn to the purchaser or assignee.

                                  SECTION 4

                               USE OF PREMISES

     The premises are to be used for the purpose of LICENSE HANGING. LESSEE shall reasonably restrict its use to such purposes and shall not use or permit the use of the premises for any other purpose without the written consent of the LESSOR, or LESSOR's authorized agent.

                         SECTION 5

                          NOTICES

     Any notice or demand which under the terms of this Lease or under any status or ordinance must be given or made by the parties hereto, shall be in writing and must be given or made by mailing the same be Certified Mail,

addressed to the other party at the address hereinafter mentioned, to wit:

LESSOR: RUSSELL R. HART, 2950 EAST FLAMINGO ROAD, SUITE B, LAS VEGAS, NV

89121

LESSEE: THE FLOWER VALET AND CHRISTINE SZYMAREK INDIVIDUALLY

     However, either party may designate in writing such a new or other address to which such notices or demand shall thereafter be so given, made or mailed. Any notice given hereunder by mail shall be deemed delivered when deposited in the United States General Branch Post Office, enclosed in a certified mail prepaid envelope addressed as hereinabove provided.

                                  SECTION 6

                                LIEN IDEMINTY

     LESSEE further covenants that it will at all times indemnify and hold

LESSOR harmless form and against any and all liens and charges  of any and every nature and kind which may at any time be established against sold premises, or any part thereof as a consequence of any act of LESSEE.

                                  SECTION 7

                            PERSONAL PROPERTY TAX

     LESSEE agrees to pay, or cause to be paid, before delinquency, any and all taxes levied assessed and which become payable during the term hereof,

upon all equipment, furniture, fixtures and other personal property located in the premises, except that which may be owned by the LESSOR.

                                  SECTION 8

                           ACCORD AND SATISFACTION

     Any payment made by the LESSEE of an amount less than the monthly rent will be deemed to be a part payment and any endorsement or statements on the check, or any letter accompanying the check, shall not be deemed an accord and satisfaction. LESSOR may accept such a check without prejudice to his rights to recover the balance.

                                  SECTION 9

          The License Hanging Lease included any addendum's attachments hereto.

          The term "LESSOR" as used herein, means and included, but is not limited to.

LESSORS, LESSOR's employees and LESSOR's agents.

     The term "LESSEE" as used herein, means and includes LESSEES.

     Any singular term includes the plural thereof, if applicable to the circumstances.

     LESSOR's agents have authority to act in LESSOR's place and stead to enforce all of the LESSOR's rights hereunder.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.




/s/ Russell Hart                   /s/ Christine Szymarek
______________________________     __________________________________
LESSOR:  RUSSELL R. HART           LESSEE:  The Flower Valet and
                                            Christine Szymarek Individually




August 26, 2002                    August  26, 2002
______________________________     __________________________________
DATED                              DATED

     The obligations of the LESSEE in the foregoing Lease hereby jointly and severally guaranteed.


                         /s/ Christine Szymarek
                         ___________________________________
                         LESSEE: The Flower Valet
                                   And Christine Szymarek Individually



STATE OF NEVADA   )
                  )  ss:
COUNTY OF CLARK   )



     On this 26th day of August, 2002, personally appeared before me, the undersigned, a Notary Public in and for said County and State. Christine L.

Szymarek, Known to me to be the person(s) described in and who executed the foregoing instrument and who acknowledged to me that he/she/they executed the same freely and voluntarily and for the uses and purposes herein mentioned.



     WITNESS my hand and official seal


                         /s/ Debra K. Amigone
                         _____________________________________
                         Notary Public in and for said County and State